Exhibit 99.1
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on October 21, 2009. Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. 123456 C0123456789 12345Special Meeting Proxy Card . IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Company Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2. + For Against Abstain For Against Abstain 1. Proposal to adopt the Agreement and Plan of Merger, dated 2. Proposal to approve the adjournment of the special meeting, as of April 17, 2009, by and among Chesapeake, Florida if necessary or appropriate, to solicit additional proxies, in Public Utilities and CPK Pelican, Inc., and to approve the the event that there are not sufficient votes at the time of the merger and the issuance of Chesapeake common stock in special meeting to approve the foregoing proposal. the merger. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting and at any adjourned meeting. B Non-Voting Items Change of Address — Please print new address below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE C 1234567890 J N T 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 0231671 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND STOCK# 013H7B

August 31, 2009 You are cordially invited to attend the Special Meeting of Stockholders of Chesapeake Utilities Corporation to be held at 9:00 a.m. on October 22, 2009, in the Board Room, PNC Bank, Delaware, 222 Delaware Avenue, Wilmington, Delaware. Your Board of Directors looks forward to greeting personally those stockholders able to attend. The Corporate Secretary’s formal Notice of Special Meeting of Stockholders and the joint proxy statement/prospectus appear on the enclosed pages and describe the matters that will be submitted to a vote of stockholders at the meeting. Whether or not you plan to attend, it is important that your shares be represented at the meeting. Accordingly, you are requested to promptly sign, date and mail the attached proxy in the envelope provided. Thank you for your consideration and continued support. Sincerely, RALPH J. ADKINS Chairman of the Board. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Chesapeake Utilities Corporation 909 SILVER LAKE BOULEVARD DOVER, DELAWARE 19904 SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 22, 2009 IN THE BOARD ROOMPNC BANK, DELAWARE222 DELAWARE AVENUE WILMINGTON, DELAWARE 19801 The undersigned stockholder hereby appoints Ralph J. Adkins and John R. Schimkaitis and each one of them, with power of substitution and revocation, the proxies of the undersigned to vote all shares in the name of the undersigned on all matters set forth in the joint proxy statement/prospectus and such other matters as may properly come before the Special Meeting and at any adjourned meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. The Board of Directors recommends a vote “FOR” Proposals 1 and 2. PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE